Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

SHAP 2018-1, LLC

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by SHAP 2018-1, LLC (the “Company”) and Barclays Capital Inc., Nomura Securities International, Inc., Performance Trust Capital Partners, LLC and Credit Suisse Securities (USA) LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of reverse mortgage loans in conjunction with the proposed offering of CFMT 2021-HB5, LLC, Asset-Backed Notes, Series 2021-1.

The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On January 28, 2021, representatives of the Company provided us with a computer generated reverse mortgage asset data file and related record layout (the “Data File”) containing data, as represented to us by the Company, as of the close of business December 31, 2020, with respect to 3,295 reverse mortgage loans (the “Mortgage Loans”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Mortgage Loans relating to the reverse mortgage asset characteristics (the “Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1	WAM ID (for informational purposes only)	47	Co Borrower Birth Date
2	Subservicer ID (for informational purposes only)	48	Borrower Death Date
3	Subservicer Name	49	Co Borrower Death Date
4	Property Type	50	Borrower Gender
5	Property City	51	Co-Borrower Gender
6	Property State	52	Most Recent Appraisal Date
7	Zipcode	53	Most Recent Appraisal Value
8	Original Appraisal Date	54	Due & Payable Appraisal Date
9	Original Appraisal Value	55	Due & Payable Appraisal Amount
10	Original Principal Balance	56	FCL Appraisal Date
11	Current Unpaid Balance	57	FCL Appraisal Value
12	Interest Type	58	DIL Appraisal Date
13	Current Interest Rate	59	DIL Appraisal Value
14	ARM Index	60	Short Sale Appraisal Date
15	ARM Margin	61	Short Sale Appraisal Value
16	ARM Next IR Change Date	62	REO Appraisal Date
17	ARM Rate Change Frequency	63	REO Appraisal Value
18	ARM Max Rate	64	BPO Valuation Date
19	Funded Date	65	BPO Valuation
20	Closing Date	66	Most Recent Property Valuation Date
21	MIC Endorsement Date	67	Most Recent Property Valuation
22	Max Claim Amount	68	T&I Advances
23	Loan Status	69	Corporate Advances
24	Active Bankruptcy Flag	70	Legal Fee Advances
25	Bankruptcy Filed Date	71	Legal Cost Advances
26	Bankruptcy Dismissed/Discharged Date	72	Other Advances
27	Bankruptcy Motion for Relief Granted Date	73	Total Advances
28	Occupancy Status	74	Post D&P Tax and Insurance Advances
29	Default Balance	75	Post D&P Corporate Advances
30	Default Date	76	Post D&P Legal Fee Advances
31	HUD D&P Approval	77	Post D&P Legal Cost Advances
32	Called Due & Payable Flag	78	Post D&P Other Advances
33	Called Due & Payable Date	79	Post D&P Total Advances
34	Loan Balance at Called D&P Date	80	Post D&P Servicing Fee
35	First Legal Deadline Date	81	Post D&P MIP
36	First Legal Completed Date	82	Post D&P Capitalized Interest
37	HUD Notification First Legal	83	Post D&P Repayments
38	Foreclosure Scheduled Sale Date	84	Original Note Rate
39	Foreclosure Confirmed Sale Date	85	Original Principal Limit
40	Foreclosure Deed Recording Date	86	Current Payment Plan
41	Deed In Lieu Recording Date	87	Repay Plan Signed Letter Received
42	Marketable Title Acquired Date	88	At Risk Reason
43	Servicing Fee	89	At Risk Ext Request Date
44	Debenture Interest Rate	90	MERS MIN Number
45	MIP Rate	91	Borrower Age
46	Borrower Birth Date	92	Co Borrower Age

We compared Characteristics 3. through 90. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business December 31, 2020 (collectively, the “Servicer System File”).

With respect to Characteristic 91., we recomputed the borrower age as the number of years between (i) the borrower birth date (as set forth on the Servicer System File) and (ii) December 31, 2020.

With respect to Characteristic 92., we recomputed the co borrower age as the number of years between (i) the co borrower birth date (as set forth on Servicer System File) and (ii) December 31, 2020.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Mortgage Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Mortgage Loans underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Mortgage Loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 28, 2021